UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VALIC COMPANY II

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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To our valued client,

On January 22, 2021, VALIC Company I (“VC I”) filed four combined prospectuses/proxy statements on Form N-14 with the U.S. Securities and Exchange Commission (the “SEC”) regarding several proposed fund reorganizations as outlined in the chart below.

Target Funds	Acquiring Funds, series of VC I
Large Cap Value Fund, a series of VALIC Company II (“VC II”)	Systematic Value Fund
Value Fund, a series of VC I	Systematic Value Fund
Core Equity Fund, a series of VC I	Systematic Core Fund
Large Cap Core Fund, a series of VC I	Systematic Core Fund
Mid Cap Growth Fund, a series of VC II	Mid Cap Strategic Growth Fund
Small-Mid Growth Fund, a series of VC I	Mid Cap Strategic Growth Fund
Health Sciences Fund, a series of VC I	Science & Technology Fund

What is happening?

At a special meeting to be held on Monday, April 5, 2021, shareholders of each Target Fund listed above will be asked to consider and vote on the following proposals (to be voted on separately by each Fund’s shareholders).

1.	The shareholders of each Target Fund are being asked to consider and vote upon a proposal to approve an Agreement and Plan of Reorganization relating to their Target Fund, pursuant to which the Target Fund will transfer all of its assets to the corresponding Acquiring Fund set

Acquiring Fund of all of the liabilities of the Target Fund and shares of the Acquiring Fund, which shares will be distributed by the Target Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the special meeting or any adjournment or postponement thereof.

We are here to help.

The combined prospectus/proxy statement for each proposed fund reorganization contains important information with respect to this proposal. If you have any questions, please read the complete combined prospectus/proxy statement and any additional materials filed on the SEC’s EDGAR database. A link to the combined prospectus/proxy statements and Q&As can be found below.

Quick Links

Combined Prospectus/Proxy Statement Filings

Systematic Value Fund

Systematic Core Fund

Mid Cap Strategic Growth Fund

Science & Technology Fund

Q & A

Systematic Value Fund

Systematic Core Fund

Mid Cap Strategic Growth Fund

Science & Technology Fund

As always, we thank you for your trust and confidence.

Sincerely,

[CUT AND PASTE YOUR OUTLOOK SIGNATURE HERE]

© American International Group, Inc. All rights reserved.
VC 37342-PS (02/2021) J587802 ER

Investors should carefully consider the investment objectives, risks, fees, charges and expenses before investing. This and other important information is contained in the prospectuses, which are available on this website (www.valic.com), by calling 800-448-2542 or sending an email request to: VALICClientCommunicationsRequest@valic.com. Read the prospectuses carefully before investing.

The VALIC Funds are advised by The Variable Annuity Life Insurance Company (VALIC), 2929 Allen Parkway, Houston, TX 77019, and distributed by AIG Capital Services, Inc. (ACS), Member FINRA, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

This material is general in nature, was developed for educational use only, and is not intended to provide financial, legal, fiduciary, accounting or tax advice, nor is it intended to make any recommendations. Applicable laws and regulations are complex and subject to change. Please consult with your financial professional regarding your situation. For legal, accounting or tax advice consult the appropriate professional.

Securities and investment advisory services offered through VALIC Financial Advisors, Inc. (VFA), member FINRA, SIPC and an SEC-registered investment adviser.

Annuities are issued by The Variable Annuity Life Insurance Company (VALIC), Houston, TX. Variable annuities are distributed by its affiliate, AIG Capital Services, Inc. (ACS), member FINRA.

AIG Retirement Services represents AIG member companies — The Variable Annuity Life Insurance Company (VALIC) and its subsidiaries, VALIC Financial Advisors, Inc. (VFA) and VALIC Retirement Services Company (VRSCO). All are members of American International Group, Inc. (AIG).

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:   Why is a shareholder meeting being held?

A:	You are being asked to approve one or more of the following: (i) an agreement and plan of reorganization (a ‘‘Reorganization Agreement’’) between VALIC Company I (‘‘VC I’’), on behalf of its series, Value Fund, and VC I, on behalf of its series, Systematic Value Fund (the ‘‘Acquiring Fund’’); and (ii) a Reorganization Agreement between VALIC Company II (‘‘VC II’’ and together with VC I, the ‘‘Companies’’ and each, a ‘‘Company’’), on behalf of its series, Large Cap Value Fund, and VC I, on behalf of the Acquiring Fund. The Value Fund and the Large Cap Value Fund are each referred to as a ‘‘Target Fund’’ and together as the ‘‘Target Funds’’ and collectively with the Acquiring Fund as the ‘‘Funds’’ or each, a ‘‘Fund.’’ If the proposed reorganization (‘‘Reorganization’’) relating to your Target Fund is approved and completed, you will then have an investment in the Acquiring Fund, and your Target Fund will also be terminated as a series of the relevant Company.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a ‘‘Contract’’) (the ‘‘Contract owners’’) issued by The Variable Annuity Life Insurance Company (‘‘VALIC’’) or other affiliated life insurance company (together with VALIC, the ‘‘Life Companies’’ and each, a ‘‘Life Company’’), having Contract values allocated to a subaccount of a separate account (‘‘Separate Account’’) invested in shares of a Target Fund as of the close of business on January 11, 2021 (the ‘‘Record Date’’). Contract owners have a beneficial interest in a Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of a Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract.

The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an ‘‘IRA’’) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a ‘‘Plan’’) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions.

For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as ‘‘shareholders.’’ Additionally, any reference to Contract owners owning ‘‘shares’’ of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

Upon approval and completion of the applicable Reorganization, shares of your Target Fund will, in effect, be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the two Funds’ shares. Your Contract, Plan or IRA will be credited with shares of the Acquiring Fund whose aggregate value at the time of issuance will equal the aggregate value of the Target Fund held under your Contract, Plan or IRA on that date. After such date each Target Fund will be terminated as a series of the relevant Company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:   How does the Board of Directors of VC I or the Board of Trustees of VC II suggest that I vote?

A:	After careful consideration, the Board of Directors of VC I and the Board of Trustees of VC II (each, a ‘‘Board’’) have each determined that the applicable Reorganization is in the best interests of the relevant Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote ‘‘For’’ the proposed Reorganization. Each Board has determined that shareholders of the relevant Target Fund may benefit from, among other things, the following:

(i)	Shareholders of each Target Fund will remain invested in a diversified, open-end fund that has higher net assets;

i

(ii)	The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund); and

(iii)	The combined fund will have projected total annual fund net operating expenses that are expected to be below those of each Target Fund prior to the Reorganization after taking into account applicable contractual fee waivers and/or expense reimbursements.

Please see ‘‘Reasons for the Reorganizations’’ in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

Q:   How will the Reorganizations affect me?

A:	If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than each of the Target Funds.

Q:   Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:	No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q:   Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I.

Q:   Who will advise the Acquiring Fund once the Reorganizations are completed?

A:	As you know, each Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The table below sets forth the subadviser(s) for each of the Funds.

Fund	Subadviser(s)	Sub-Subadviser
Value Fund	Wellington Management Company LLP	—
(‘‘Wellington’’)
Large Cap Value Fund	Janus Capital Management LLC
	Mellon Investments Corporation	Perkins Investment Management, LLC
Acquiring Fund	Wellington	—

It is anticipated that Wellington will continue to serve as subadviser to the Acquiring Fund following the completion of the Reorganizations.

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Q:   How will the Reorganizations affect Fund expenses?

A:	Following the Reorganizations, the gross and net operating expense ratios of the combined fund are expected to be lower than the current gross and net operating expense ratios of each Target Fund. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.

Q:   What happens to my account if the Reorganization is approved?

A:	You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:   What happens if the Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization for that Target Fund will not occur and the applicable Board may consider alternatives, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:	What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund do not?

A:	Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Target Fund, their Target Fund will be reorganized, even if shareholders of the other Target Fund do not approve the Reorganization relating to their Target Fund.

Q:   Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of either Target Fund’s holdings following the closing of the Reorganizations, they do anticipate requesting the disposition of a substantial portion of the holdings of each Target Fund in preparation for the applicable Reorganization. The purpose of these sales is to align the holdings of each Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to Acquiring Fund shareholders in connection with the realignments. During this period, each Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of each of the Value Fund’s portfolio and the Large Cap Value Fund’s portfolio prior to its respective Reorganization will be approximately $31,209 and $71,642, respectively, or, based on shares outstanding as of August 31, 2020, $0.004 per share and $0.005 per share, respectively. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

Whether a substantial portion of a Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of a Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales

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on a net basis following the closing of the Reorganization will be distributed, if required, to the combined fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions, Contract owners will not be taxed on such distributions to the Separate Accounts of the Life Companies, although they may be subject to tax upon redemption from Contracts. Shareholders holding through Plans or IRAs will also not be taxed on such distributions, although they may be subject to tax when they withdraw funds from such accounts.

Q:   Who will pay for the Reorganizations?

A:	VALIC or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Fund’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Fund. Please refer to ‘‘Information About the Reorganizations – Expenses of the Reorganizations’’ for additional information about the expenses associated with each Reorganization.

Q:   How do I vote my shares?

A:	You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see ‘‘Instructions for Signing Voting Instruction Cards or Proxy Cards’’ on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. Shareholders that owned interests in a Target Fund as of the Record Date may participate in the special meeting by means of remote communication by registering at https://viewproxy.com/AIG/broadridgevsm2/.

If you owned interests in a Target Fund on the Record Date and wish to attend the special meeting, you must first register with Broadridge Financial Solutions, Inc. (‘‘Broadridge’’), the Target Funds’ proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm2/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Friday, April 2, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the special meeting. You may vote during the special meeting at www.proxyvote.com/. You will need your control number to vote.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Target Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Target Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.

Q:   Why are multiple proxy cards or voting instruction cards enclosed?

A:	If you are a shareholder of more than one Target Fund, you will receive a proxy card or voting instruction card for each Target Fund.

Q:   When will the Reorganization occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.
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Q:   How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote ‘‘FOR’’ the proposal.

Q:   Whom do I contact if I have questions?

A:	Please call Broadridge, the proxy solicitor, toll-free at 1-833-670-0696 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
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QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:   Why is a shareholder meeting being held?

A:	You are being asked to approve one or more of the following: (i) an agreement and plan of reorganization (a ‘‘Reorganization Agreement’’) between VALIC Company I (‘‘VC I’’ or the ‘‘Company’’), on behalf of its series, Core Equity Fund, and VC I, on behalf of its series, Systematic Core Fund (the ‘‘Acquiring Fund’’); and (ii) a Reorganization Agreement between VC I, on behalf of its series, Large Cap Core Fund, and VC I, on behalf of the Acquiring Fund. The Core Equity Fund and the Large Cap Core Fund are each referred to as a ‘‘Target Fund’’ and together as the ‘‘Target Funds’’ and collectively with the Acquiring Fund as the ‘‘Funds’’ or each, a ‘‘Fund.’’ If the proposed reorganization (‘‘Reorganization’’) relating to your Target Fund is approved and completed, you will then have an investment in the Acquiring Fund, and your Target Fund will also be terminated as a series of the Company.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a ‘‘Contract’’) (the ‘‘Contract owners’’) issued by The Variable Annuity Life Insurance Company (‘‘VALIC’’) or other affiliated life insurance company (together with VALIC, the ‘‘Life Companies’’ and each, a ‘‘Life Company’’), having Contract values allocated to a subaccount of a separate account (‘‘Separate Account’’) invested in shares of a Target Fund as of the close of business on January 11, 2021 (the ‘‘Record Date’’). Contract owners have a beneficial interest in a Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of a Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract.

The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an ‘‘IRA’’) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a ‘‘Plan’’) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions.

For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as ‘‘shareholders.’’ Additionally, any reference to Contract owners owning ‘‘shares’’ of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

Upon approval and completion of the applicable Reorganization, shares of your Target Fund will, in effect, be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the two Funds’ shares. Your Contract, Plan or IRA will be credited with shares of the Acquiring Fund whose aggregate value at the time of issuance will equal the aggregate value of the Target Fund held under your Contract, Plan or IRA on that date. After such date each Target Fund will be terminated as a series of the Company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:   How does the Board of Directors of VC I suggest that I vote?

A:	After careful consideration, the Board of Directors of VC I (the ‘‘Board’’) has determined that the applicable Reorganization is in the best interests of the relevant Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote ‘‘For’’ the proposed Reorganization. The Board has determined that shareholders of the relevant Target Fund may benefit from, among other things, the following:

(i)	Shareholders of each Fund will remain invested in a diversified, open-end fund that has higher net assets;

(ii)	The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund); and
i

(iii)	The combined fund will have projected total annual fund net operating expenses that are expected to be below those of each Target Fund prior to the Reorganization after taking into account applicable contractual fee waivers and/or expense reimbursements.

Please see ‘‘Reasons for the Reorganizations’’ in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

Q:   How will the Reorganizations affect me?

A:	If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than each of the Target Funds.

Q:   Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:	No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q:   Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I. The shareholder services available to you after the applicable Reorganization will be identical.

Q:   Who will advise the Acquiring Fund once the Reorganizations are completed?

A:	As you know, each Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The table below sets forth the subadviser for each of the Funds.

Fund	Subadvisor
Core Equity Fund	BlackRock Investment Management, LLC
Large Cap Core Fund	Columbia Management Investment Advisers, LLC
Acquiring Fund	Goldman Sach Asset Management L.P. (‘‘GSAM’’)

It is anticipated that GSAM will continue to serve as subadviser to the Acquiring Fund following the completion of the Reorganizations.

Q:   How will the Reorganizations affect Fund expenses?

A:	Following the Reorganizations, the net operating expense ratio of the combined fund is expected to be lower than the current net operating expense ratio of each Target Fund, and the gross operating expense ratio of the combined fund is expected to be lower than the current gross operating expense ratio of the Core Equity Fund, but slightly higher than the current gross operating expense ratio of the Large Cap Core Fund. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.
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Q:   What happens to my account if the Reorganization is approved?

A:	You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:   What happens if the Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization for that Target Fund will not occur and the Board may consider alternatives, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:	What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund do not?

A:	Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Target Fund, their Target Fund will be reorganized, even if shareholders of the other Target Fund do not approve the Reorganization relating to their Target Fund.

Q:   Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of either Target Fund’s holdings following the closing of the Reorganizations, they do anticipate requesting the disposition of a substantial portion of the holdings of the Core Equity Fund and a majority of the holdings of the Large Cap Core Fund in preparation for the applicable Reorganization. The purpose of these sales is to align the holdings of each Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to Acquiring Fund shareholders in connection with the realignments. During this period, each Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of each of the Core Equity Fund’s portfolio and the Large Cap Core Fund’s portfolio prior to its respective Reorganization will be approximately $61,682 and $28,104, respectively, or, based on shares outstanding as of August 31, 2020, $0.006 per share and $0.002 per share, respectively. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

Whether a substantial portion of the Core Equity Fund’s portfolio holdings or a majority of the Large Cap Core Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of a Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions,

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Contract owners will not be taxed on such distributions to the Separate Accounts of the Life Companies, although they may be subject to tax upon redemption from Contracts. Shareholders holding through Plans or IRAs will also not be taxed on such distributions, although they may be subject to tax when they withdraw funds from such accounts.

Q:   Who will pay for the Reorganizations?

A:	VALIC or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Fund’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Fund. Please refer to ‘‘Information About the Reorganizations – Expenses of the Reorganizations’’ for additional information about the expenses associated with each Reorganization.

Q:   How do I vote my shares?

A:	You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see ‘‘Instructions for Signing Voting Instruction Cards or Proxy Cards’’ on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. Shareholders that owned interests in a Target Fund as of the Record Date may participate in the special meeting by means of remote communication by registering at https://viewproxy.com/AIG/broadridgevsm2/.

If you owned interests in a Target Fund on the Record Date and wish to attend the special meeting, you must first register with Broadridge Financial Solutions, Inc. (‘‘Broadridge’’), the Target Funds’ proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm2/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Friday, April 2, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the special meeting. You may vote during the special meeting at www.proxyvote.com/. You will need your control number to vote.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Target Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Target Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.

Q:   Why are multiple proxy cards or voting instruction cards enclosed?

A:	If you are a shareholder of more than one Target Fund, you will receive a proxy card or voting instruction card for each Target Fund.

Q:   When will the Reorganization occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.

Q:   How does the Board recommend that I vote?

A: The Board recommends that shareholders vote ‘‘FOR’’ the proposal.

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Q:   Whom do I contact if I have questions?

A:	Please call Broadridge, the proxy solicitor, toll-free at 1-833-670-0696 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
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QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue(s) to be voted on.

Q:   Why is a shareholder meeting being held?

A:	You are being asked to approve one or more of the following: (i) an agreement and plan of reorganization (a ‘‘Reorganization Agreement’’) between VALIC Company I (‘‘VC I’’), on behalf of its series, Small-Mid Growth Fund, and VC I, on behalf of its series, Mid Cap Strategic Growth Fund (the ‘‘Acquiring Fund’’); and

(ii)   a Reorganization Agreement between VALIC Company II (‘‘VC II’’ and together with VC I, the ‘‘Companies’’ and each, a ‘‘Company’’), on behalf of its series, Mid Cap Growth Fund, and VC I, on behalf of the Acquiring Fund. The Small-Mid Growth Fund and the Mid Cap Growth Fund are each referred to as a ‘‘Target Fund’’ and together as the ‘‘Target Funds’’ and collectively with the Acquiring Fund as the ‘‘Funds’’ or each, a ‘‘Fund.’’ If the proposed reorganization (‘‘Reorganization’’) relating to your Target Fund is approved and completed, you will then have an investment in the Acquiring Fund, and your Target Fund will also be terminated as a series of the relevant Company.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a ‘‘Contract’’) (the ‘‘Contract owners’’) issued by The Variable Annuity Life Insurance Company (‘‘VALIC’’) or other affiliated life insurance company (together with VALIC, the ‘‘Life Companies’’ and each, a ‘‘Life Company’’), having Contract values allocated to a subaccount of a separate account (‘‘Separate Account’’) invested in shares of a Target Fund as of the close of business on January 11, 2021 (the ‘‘Record Date’’). Contract owners have a beneficial interest in a Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of a Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract.

The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an ‘‘IRA’’) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a ‘‘Plan’’) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions.

For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as ‘‘shareholders.’’ Additionally, any reference to Contract owners owning ‘‘shares’’ of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

Upon approval and completion of the applicable Reorganization, shares of your Target Fund will, in effect, be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the two Funds’ shares. Your Contract, Plan or IRA will be credited with shares of the Acquiring Fund whose aggregate value at the time of issuance will equal the aggregate value of the Target Fund held under your Contract, Plan or IRA on that date. After such date each Target Fund will be terminated as a series of the relevant Company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:   How does the Board of Directors of VC I or the Board of Trustees of VC II suggest that I vote?

A:	After careful consideration, the Board of Directors of VC I and the Board of Trustees of VC II (each, a ‘‘Board’’) have each determined that the applicable Reorganization is in the best interests of the relevant Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote ‘‘For’’ the proposed Reorganization. Each Board has determined that shareholders of the relevant Target Fund may benefit from, among other things, the following:

(i)	Shareholders of each Target Fund will remain invested in a diversified, open-end fund that has higher net assets;
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(ii)	The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund); and

(iii)	The combined fund will have projected total annual fund net operating expenses that are expected to be below those of each Target Fund prior to the Reorganization after taking into account applicable contractual fee waivers and/or expense reimbursements.

Please see ‘‘Reasons for the Reorganizations’’ in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

Q:   How will the Reorganizations affect me?

A:	If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than each of the Target Funds.

Q:   Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A:	No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q:   Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I.

Q:   Who will advise the Acquiring Fund once the Reorganizations are completed?

A:	As you know, each Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The table below sets forth the subadviser(s) for each of the Funds.

Fund	Subadviser(s)
Small-Mid Growth Fund	Goldman Sachs Asset Management L.P.
Mid Cap Growth Fund	Wellington Management Company LLP
Acquiring Fund	Janus Capital Management LLC (‘‘Janus’’)
Allianz Global Investors U.S. LLC (‘‘AllianzGI’’ and together with Janus, the ‘‘Subadvisers’’)

It is anticipated that the Subadvisers will continue to serve as the subadvisers to the Acquiring Fund following the completion of the Reorganizations.

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Q:   How will the Reorganizations affect Fund expenses?

A:	Following the Reorganizations, the gross and net operating expense ratios of the combined fund are expected to be lower than the current gross and net operating expense ratios of each Target Fund. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.

Q:   What happens to my account if the Reorganization is approved?

A:	You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:   What happens if the Reorganization is not approved?

A:	If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization for that Target Fund will not occur and the applicable Board may consider alternatives, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:	What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund do not?

A:	Each Reorganization is a separate transaction and is not dependent on the approval of the other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Target Fund, their Target Fund will be reorganized, even if shareholders of the other Target Fund do not approve the Reorganization relating to their Target Fund.

Q:   Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of either Target Fund’s holdings following the closing of the Reorganizations, they do anticipate requesting the disposition of a majority of the holdings of each Target Fund in preparation for the applicable Reorganization. The purpose of these sales is to align the holdings of each Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to Acquiring Fund shareholders in connection with the realignment. During this period, each Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of each of the Mid Cap Growth Fund’s portfolio and the Small-Mid Growth Fund’s portfolio prior to its respective Reorganization will be approximately $65,840 and $26,926, respectively, or, based on shares outstanding as of August 31, 2020, $0.003 per share for each Target Fund. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

Whether a majority of a Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and each Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of a Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales

iii

on a net basis following the closing of the Reorganization will be distributed, if required, to the combined fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions, Contract owners will not be taxed on such distributions to the Separate Accounts of the Life Companies, although they may be subject to tax upon redemption from Contracts. Shareholders holding through Plans or IRAs will also not be taxed on such distributions, although they may be subject to tax when they withdraw funds from such accounts.

Q:   Who will pay for the Reorganizations?

A:	VALIC or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of each Target Fund’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Fund. Please refer to ‘‘Information About the Reorganizations – Expenses of the Reorganizations’’ for additional information about the expenses associated with each Reorganization.

Q:   How do I vote my shares?

A:	You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see ‘‘Instructions for Signing Voting Instruction Cards or Proxy Cards’’ on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. Shareholders that owned interests in a Target Fund as of the Record Date may participate in the special meeting by means of remote communication by registering at https://viewproxy.com/AIG/broadridgevsm2/.

If you owned interests in a Target Fund on the Record Date and wish to attend the special meeting, you must first register with Broadridge Financial Solutions, Inc. (‘‘Broadridge’’), the Target Funds’ proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm2/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Friday, April 2, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the special meeting. You may vote during the special meeting at www.proxyvote.com/. You will need your control number to vote.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Target Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Target Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.

Q:   Why are multiple proxy cards or voting instruction cards enclosed?

A:	If you are a shareholder of more than one Target Fund, you will receive a proxy card or voting instruction card for each Target Fund.

Q:   When will the Reorganization occur?

A:	If approved by shareholders, each Reorganization is expected to occur during the second quarter of 2021. A Reorganization will not take place if the Reorganization is not approved by the relevant Target Fund’s shareholders.
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Q:   How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote ‘‘FOR’’ the proposal.

Q:   Whom do I contact if I have questions?

A:	Please call Broadridge, the proxy solicitor, toll-free at 1-833-670-0696 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
v

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we haveprovided a brief overview of the issue(s) to be voted on.

Q:   Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (the ‘‘Reorganization Agreement’’) between VALIC Company I (‘‘VC I’’ or the ‘‘Company’’), on behalf of its series, Health Sciences Fund (the ‘‘Target Fund’’), and VC I, on behalf of its series, Science & Technology Fund (the ‘‘Acquiring Fund’’ and together with the Target Fund, the ‘‘Funds’’ and each, a ‘‘Fund’’). If the proposed reorganization (‘‘Reorganization’’) is approved and completed, you will then have an investment in the Acquiring Fund, and the Target Fund will also be terminated as a series of the Company.

The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a ‘‘Contract’’) (the ‘‘Contract owners’’) issued by The Variable Annuity Life Insurance Company (‘‘VALIC’’) or other affiliated life insurance company (together with VALIC, the ‘‘Life Companies’’ and each, a ‘‘Life Company’’), having Contract values allocated to a subaccount of a separate account (‘‘Separate Account’’) invested in shares of the Target Fund as of the close of business on January 11, 2021 (the ‘‘Record Date’’). Contract owners have a beneficial interest in the Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of the Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract.

The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (‘‘each, an IRA’’) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a ‘‘Plan’’) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement.

VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions. For convenience, we refer to Contract owners, Plan participants and IRA owners collectively as ‘‘shareholders.’’ Additionally, any reference to Contract owners owning ‘‘shares’’ of a Fund refers to owning accumulation units of the subaccount that invests in such Fund.

Upon approval and completion of the Reorganization, shares of the Target Fund will, in effect, be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the two Funds’ shares. Your Contract, Plan or IRA will be credited with shares of the Acquiring Fund whose aggregate value at the time of issuance will equal the aggregate value of the Target Fund held under your Contract, Plan or IRA on that date. After such date, the Target Fund will be terminated as a series of the Company. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Acquiring Fund.

Q:   How does the Board of Directors of VC I suggest that I vote?

A:	After careful consideration, the Board of Directors of VC I (the ‘‘Board’’) has determined that the Reorganization is in the best interests of the Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote ‘‘For’’ the proposed Reorganization. The Board has determined that shareholders of the Target Fund may benefit from, among other things, the following:

(i)	Shareholders of the Target Fund will remain invested in an open-end fund that has higher net assets;

(ii)	The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund); and

(iii)	The combined fund will have projected total annual fund net operating expenses that are expected to be below those of the Target Fund prior to the Reorganization.
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Please see ‘‘Reasons for the Reorganization’’ in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

Q:   How will the Reorganization affect me?

A:	If shareholders of the Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be combined with those of the Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of the Target Fund but will own shares of the Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the Acquiring Fund than you did of the Target Fund because the combined fund will be significantly larger than the Target Fund.

Q:   Will I own the same number of shares of the Acquiring Fund as I currently own of the Target Fund?

A:	No. However, you will receive shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization. The number of shares you receive will depend on the relative net asset value of the shares of the Target Fund and the Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Acquiring Fund is lower than the net asset value of a share of the Target Fund, you will receive a greater number of shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the Acquiring Fund is higher than the net asset value of a share of the Target Fund, you will receive fewer shares of the Acquiring Fund in the Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of the Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q:   Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any way as a result of the Reorganization, but you will be a shareholder of the Acquiring Fund, which is a separate series of VC I. The shareholder services available to you after the Reorganization will be identical.

Q:   Who will advise the Acquiring Fund once the Reorganization is completed?

A:	As you know, the Target Fund is advised by VALIC. The Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganization is completed. The table below sets forth the subadviser(s) for each of the Funds.

Fund	Subadvisor
Target Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Acquiring Fund	Allianz Global Investors U.S. LLC (“AllianzGI”)
T. Rowe Price
Wellington Management Company LLP (“Wellington,” and together with AllianzGI and T. Rowe Price, the “Subadvisers”)

It is anticipated that the Subadvisers will continue to serve as subadvisers to the Acquiring Fund following the completion of the Reorganization.

Q:   How will the Reorganization affect Fund expenses?

A:	Following the Reorganization, the combined fund’s projected total annual operating expenses are expected to be below the current gross and net operating expense ratios of the Target Fund. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.
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Q:   What happens to my account if the Reorganization is approved?

A:	You will not need to take any further action. If the Reorganization is approved, your shares of the Target Fund automatically will be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q:	I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A:	This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q:   What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Target Fund, the Reorganization will not occur and the Board may consider alternatives, which may include seeking a reorganization with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

Q:   Will the Reorganization create a taxable event for me?

A:	No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

While the portfolio managers of the Acquiring Fund do not anticipate disposing of a material portion of the Target Fund’s holdings following the closing of the Reorganization, they do anticipate requesting the disposition of substantially all of the holdings of the Target Fund in preparation for the Reorganization. The purpose of these sales is to align the holdings of the Target Fund with that of the Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to Acquiring Fund shareholders in connection with the realignment. During this period, the Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commission and other portfolio transaction costs relating to the realignment of the Target Fund’s portfolio prior to the Reorganization will be approximately $312,345 or, based on shares outstanding as of August 31, 2020, $0.009 per share. The Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of the Target Fund’s portfolio will only occur if the Reorganization is approved by shareholders.

Whether substantially all of the Target Fund’s portfolio holdings are sold will depend upon market conditions and portfolio composition of the Funds at the time of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio holdings are sold and the Target Fund’s tax basis in such holdings. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Target Fund as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the combined fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale. As is the case with other distributions, Contract owners will not be taxed on such distributions to the Separate Accounts of the Life Companies, although they may be subject to tax upon redemption from Contracts. Shareholders holding through Plans or IRAs will also not be taxed on such distributions, although they may be subject to tax when they withdraw funds from such accounts.

Q:   Who will pay for the Reorganization?

A:	VALIC or its affiliates will pay the expenses incurred in connection with the Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Target Fund’s portfolio securities prior to or after the closing of the Reorganization. Please refer to ‘‘Information About the Reorganization – Expenses of the Reorganization’’ for additional information about the expenses associated with the Reorganization.
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Q:   How do I vote my shares?

A:	You can vote by completing the enclosed proxy card, providing voting instructions using the enclosed voting instruction card or by participating virtually at the special meeting, or as described below. Please see ‘‘Instructions for Signing Voting Instruction Cards or Proxy Cards’’ on the next page.

You can authorize a proxy to vote your shares by (1) using the telephone or Internet as described on your proxy card or voting instruction card, or (2) completing and signing the enclosed proxy card or voting instruction card and mailing it in the enclosed postage-paid envelope, or you can vote during the special meeting by following the instructions that will be available on the special meeting website during the special meeting.

Due to concerns regarding the coronavirus disease (COVID-19) pandemic, the special meeting will be held in a virtual meeting format only. Shareholders that owned interests in the Target Fund as of the Record Date may participate in the special meeting by means of remote communication by registering at https://viewproxy.com/AIG/broadridgevsm2/.

If you owned interests in the Target Fund on the Record Date and wish to attend the special meeting, you must first register with Broadridge Financial Solutions, Inc. (‘‘Broadridge’’), the Target Fund’s proxy solicitor, at https://viewproxy.com/AIG/broadridgevsm2/. You will be required to enter your name, an email address and the control number found on your proxy card or voting instruction card. Requests for registration must be received no later than 5:00 p.m., Eastern Time, on Friday, April 2, 2021. Once your registration is approved, you will receive an email confirming your registration with an event link and optional dial-in information to attend the special meeting. A separate email will follow containing a password to enter at the event link in order to access the special meeting. You may vote during the special meeting at www.proxyvote.com/. You will need your control number to vote.

For shareholders who own shares through a Contract, no matter how large or small your holdings may be, your vote counts, since the Life Companies will vote Target Fund shares in the same proportions as the instructions received from all Contract owners with assets invested in the Target Fund. Shares for which the Life Companies receive no timely voting instructions from a Contract owner will be voted by the Life Companies as for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Contract owners, even if only a small number of Contract owners provide voting instructions. The effect of proportional voting is that if a large number of Contract owners fail to give voting instructions, a small number of Contract owners may determine the outcome of the vote.

Q:   When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the second quarter of 2021. The Reorganization will not take place if the Reorganization is not approved by the Target Fund’s shareholders.

Q:   How does the Board recommend that I vote?

A:	The Board recommends that shareholders vote ‘‘FOR’’ the proposal.

Q:   Whom do I contact if I have questions?

A:	Please call Broadridge, the proxy solicitor, toll-free at 1-833-670-0696 Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.
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